UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2026

NorthWestern Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware			000-56598	93-2020320
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NorthWestern Energy Group, Inc.	Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 2, 2026, NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”), held a Special Meeting of Stockholders (the “Special Meeting”) to conduct a stockholders vote regarding certain proposals related to the proposed all-stock merger (the “Merger”) of Black Hills Corp. (“Black Hills”) and the Company pursuant to a Merger Agreement, dated as of August 18, 2025 (the “Merger Agreement”), providing for the combination of the two companies.
At the Special Meeting, 52,543,649 shares of common stock, par value $.01, were present in person or by proxies. This represented approximately 85 percent of the 61,443,620 shares of common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the stockholders:

•Approved adoption of the Merger Agreement;
•Approved, on an advisory basis, the merger-related compensation arrangements of the Company's named executive officers; and
•Voted to approve any motion to adjourn the Special Meeting, if necessary.

Set forth below are the final voting results on each such matter.

1. Adoption of Merger Agreement. The votes cast with respect to the proposal to adopt the Merger Agreement were as follows:

For	Against	Abstain
52,379,834	74,839	88,976

2. Advisory Vote on Merger-Related Compensation. The votes cast with respect to the advisory vote to approve Merger-related compensation for named executive officers were as follows:

For	Against	Abstain
49,365,485	3,104,044	74,120

3. Approve Adjournment, if necessary. The votes cast with respect to the proposal to adjourn the Special Meeting, if necessary, were as follows:

For	Against	Abstain
49,916,231	2,559,813	67,605

Item 8.01 Other Events.

On April 2, 2026, the Company issued a joint press release with Black Hills announcing that the stockholders of each company voted to approve the Merger and other related stockholder proposals. The joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Joint Press Release, dated April 2, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* filed herewith

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Energy Group, Inc.

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: April 3, 2026